Exhibit 10.1

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND WAIVER

This Fifth Amendment to Loan and Security Agreement and Waiver (this “Amendment”) is entered into as of March 9, 2016, by and among MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation (“Modern”) and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (“MS”, and collectively with Modern, “Borrowers”, and each individually, a “Borrower”), and COMERICA BANK (“Bank”).

RECITALS

Borrowers and Bank are parties to that Loan and Security Agreement dated October 2, 2013, as it may be amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, and that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015 (as amended, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment and Borrowers have requested that Bank waive the occurrence of certain Events of Default.

NOW, THEREFORE, the parties agree as follows:

1.                    Borrowers failed to comply with (a) Section 6.2(ix) by failing to deliver an intellectual property report as of December 31, 2015, (b) Section 6.7(a) of the Agreement (Minimum Liquidity) for the testing periods ended September 30, 2015 and December 31, 2015 and (c) Section 6.7(b) of the Agreement (New Equity Event) as of December 31, 2015 (collectively, the “Borrower Covenant Violations”). In addition, (i) Prescott Group Aggressive Small Cap Master Fund (“Prescott”) failed to comply with Section 13(b) of the Guaranty executed by Prescott by failing to deliver to Bank a compliance certificate for the period ended December 31, 2015, and (ii) Columbia Pacific Opportunity Fund, L.P. (“Columbia”) failed to comply with Section 13(b) of the Guaranty executed by Columbia by failing to deliver to Bank a compliance certificate for the period ended December 31, 2015 (collectively, the “Guarantor Covenant Violations”, and collectively with the Borrower Covenant Violations, the “Covenant Violations”). Borrower, Prescott, and Columbia requested that Bank waive the Covenant Violations. Bank hereby waives the Covenant Violations. This waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future Default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other Default, Event of Default or breach not waived herein.

2.                  Exhibit A of the Agreement is amended by amending and restating the following defined terms to read in their entireties as follows:

“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.

“Consolidated Total Interest Expense” means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by a Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

“EBITDA” means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of the Parent and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the Parent’s Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash employee compensation expense, plus (v) non-cash expenses approved in writing by Bank in its sole discretion for such period, minus (vi) to the extent added in computing Consolidated Net Income, and without duplication, all extraordinary and non-recurring revenue and gains (including income tax benefits) for such period, all as determined in accordance with GAAP.

“Non-Formula Revolving Line Maturity Date” means June 30, 2017.

“Revolving Line Maturity Date” means June 30, 2017.

3.                    Subparagraph (d) of the definition of “Eligible Accounts” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(d) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts (‘Concentration Limit’), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank; provided, however, the Concentration Limit for (i) IBM Corporation, (ii) Jetro, (iii) Xerox, (iv) New York Times, (v) Lockheed Martin, (vi) Dell, and (vii) Fujitsu shall be sixty percent (60%);”

4.                    New Section 6.7(c) is added to the Agreement to read in its entirety as follows:

“(c) EBITDA. Tested monthly, EBITDA of Parent, measured on a trailing six (6) month basis ending on the date of determination, of not less than the following amounts on the following dates:

Testing Dates	Minimum EBITDA
December 31, 2015	($1,575,000)
January 31, 2016	($1,400,000)
February 29, 2016	($1,000,000)
March 31, 2016	($700,000)
April 30, 2016	($500,000)
May 31, 2016	($200,000)
June 30, 2016	$50,000
July 31, 2016	$50,000
August 31, 2016	($200,000)
September 30, 2016,	$50,000
October 31, 2016 and the last day of each month thereafter	$500,000”

5.                    Section 7.12 of the Agreement is amended and restated to read in its entirety as follows:

“7.12 Transfers to Parent. Transfer to Parent funds in excess of $450,000, in the aggregate, during any fiscal year of Borrower.”

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6.                   New Sections 13.10 and 13.11 are added to the Agreement to read in their entireties as follows:

“13.10 Withholding Tax. All payments to be made by Borrowers, or either of them under this Agreement or any of the other Loan Documents shall be made without set-off or counterclaim and without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless the applicable Borrower(s) is (are) compelled by law to make payments subject to such tax. In such event, such Borrower(s) shall pay to Bank, for the account of Bank, such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which would have been receivable under this Agreement had payment not been made subject to such tax.

13.11 Judgment Currency. The obligation of Borrowers to make payments of the principal of and interest on the Obligations and any other amounts payable hereunder in the currency specified for such payment herein shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by Bank of the full amount of the particular currency expressed to be payable herein. The obligation of Borrowers to make payments in the applicable currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency expressed to be payable herein.”

7.                   Exhibit E of the Agreement is replaced with Exhibit E attached to this Amendment.

8.                   Borrowers and Bank agree that the Fourth Amendment to Loan and Security Agreement dated May 11, 2015 (“Fourth Amendment”) contains a typographical error because it incorrectly provides that the Agreement was dated March 24, 2014. The incorrect reference to “March 24, 2014” in the Fourth Amendment is amended to read “October 2, 2013.”

9.                   Borrowers acknowledge and agree that within thirty (30) days after the date of this Amendment they (a) shall execute, or cause to be executed, and deliver to Bank all documents and agreements requested by Bank to cause (i) Parent to become an unsecured guarantor of the Obligations and (ii) BluePhoenix Solutions UK Ltd to become a secured guarantor of the Obligations and to grant a first priority lien on its assets to secure the Obligations and its guaranty, together with any other documents or information requested by Bank in connection therewith and (b) deliver, or cause to be delivered, to Bank an original fully executed Affirmation of Guaranties, executed by Columbia and Prescott.

10.                 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

11.                 Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that, other than the Covenant Violations, no Event of Default has occurred and is continuing.

12.                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)             this Amendment, executed by Borrowers;

(b)             Corporation Resolutions and Incumbency Certifications: Authority to Procure Loans, executed by Borrowers; and

(c)             all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts.

13.                This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Borrowers and Bank have executed and delivered this Fifth Amendment to Loan and Security Agreement and Waiver as of the date first set forth above.

MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc.

By:	/s/ Matthew Bell

Printed Name:	Matthew Bell

Title:	CEO

MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, formerly known as BP-AT Acquisition Corporation

By:	/s/ Matthew Bell

Printed Name:	Matthew Bell

Title:	CEO

COMERICA BANK

By:	/s/ Walter Weston

Printed Name:	Walter Weston

Title:	VP

[Signature Page to Fifth Amendment to Loan and Security Agreement and Waiver (8555258)]

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EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
250 Lytton Avenue
3rd Floor, MC 4240
Palo Alto CA 94301
Phone: (650) 462-6060
Fax: (650) 462-6061

FROM: Modern Systems Corporation and MS Modernization Services, Inc.

The undersigned authorized Officer of Modern Systems Corporation and MS Modernization Services, Inc. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending __________, 201   with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S for Parent	Annually, within 150 days of FYE	YES	NO
Company Prepare Annual Consolidating F/S for Parent	Annually, within 150 days of FYE (commencing 2014 FY)	YES	NO
Company Prepared Annual F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan	Annually, on or before 1/31	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $ _______________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $ _______________	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $250,000 (Sect. 6.2(iv))	Notify promptly upon notice __________	YES	NO
Inventory Disputes> $250,000 (Sect. 6.3)	Notify promptly upon notice __________	YES	NO
Mergers & Acquisitions> $250,000 (Sect. 7.3)	Notify promptly upon notice __________	YES	NO
Cross default with other agreements >$250,000 (Sect. 8.6)	Notify promptly upon notice __________	YES	NO
Judgments/Settlements > $250,000 (Sect. 8.8)	Notify promptly upon notice __________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Bank Debt Liquidity Ratio (tested monthly commencing on the Revolving Line Increase Effective Date)	1.10:1.00	____:1.00	YES	NO
New Equity	See Sec. 6.7(b)	$____________	YES	NO
Minimum EBITDA	See Sec. 6.7(c)	$____________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$250,000	$_____________	YES	NO
Permitted Investments for stock repurchase	<$250,000	$_____________	YES	NO
Permitted Investments for subsidiaries	<$250,000	$_____________	YES	NO
Permitted Investments for employee loans	<$250,000	$_____________	YES	NO
Permitted Investments for joint ventures	<$250,000	$_____________	YES	NO
Permitted Liens for equipment leases	<$250,000	$_____________	YES	NO
Permitted Transfers	<$250,000	$_____________	YES	NO
Cash Transfer to Parent	<$450,000	$_____________	YES	NO

Please Enter Below Comments Regarding Violations

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no Credit Extensions will be made.

Very truly yours,

MODERN SYSTEMS CORPORATION, for itself and on behalf of MS Modernization Services, Inc.

Authorized Signer

Name

Title